Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2010

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of July 28, 2010, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2010

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

2010 Second-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Second Quarter 2010
(all data shown is for the three months ended or as of June 30, 2010)

	6/30/2010	Year over year change %		6/30/2010		Year over year change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$532	2	Commercial lines loss and loss expenses	$378		(14)
Personal lines net written premiums	204	7	Personal lines loss and loss expenses	163		(6)
Surplus lines net written premiums	13	31	Surplus lines loss and loss expenses	12		200
Property casualty net written premiums	749	4	Life and accident and health losses and policy benefits	43		10
Life and accident and health net written premiums	44	3	Underwriting, acquisition and insurance expenses	246		nm
Annuity net written premiums	51	70	Other operating expenses	3		(30)
Life, annuity and accident and health net written premiums	95	31	Interest expenses	13		(3)
Commercial lines net earned premiums	538	(3)	Total expenses	857		(7)
Personal lines net earned premiums	179	4	Net income before income taxes	21		nm
Surplus lines net earned premiums	11	120	Total income tax	(6)		81
Property casualty net earned premiums	728	(1)
Life and accident and health net earned premiums	40	8	Balance Sheet:
Investment income	130	9
Realized gains on investments	(23)	(28)	Fixed maturity investments	$8,339
Other income	3	nm	Equity securities	2,611
Total revenues	878	0	Short-term investments	-
			Other invested assets	82
Income:			Total invested assets	$11,032

			Equity in net assets of subsidiaries	$4,467

Operating income	$42	nm	Loss and loss expense reserves	$4,184
Net realized investment gains and losses	(15)	(7)	Total debt	839
Net income	27	nm	Shareholders' equity	4,737

Per share (diluted):			Key ratios:

Operating income	$0.26	nm	Commercial lines GAAP combined ratio	101.7%
Net realized investment gains and losses	(0.09)	nm	Personal lines GAAP combined ratio	123.4
Net income	0.17	nm	Property casualty GAAP combined ratio	107.6
Book value	29.13	14
Weighted average shares – diluted	163,284,013	nm	Commercial lines STAT combined ratio	102.0%
			Personal lines STAT combined ratio	121.2
			Property casualty STAT combined ratio	107.3

			Value creation ratio	(1.1	) %

2010 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2010

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$1,518	$-	$-	$-	$-	$-	$1,518
Life	-	-	100	-	-	-	-	100
Accident health	-	-	4	-	-	-	-	4
Premiums ceded	-	(82)	(25)	-	-	-	-	(107)
Total earned premium	-	1,436	79	-	-	-	-	1,515
Investment income	21	174	65	-	-	-	-	260
Realized gain on investments	1	(13)	(2)	(1)	-	-	-	(15)
Other income	7	2	-	4	-	7	(15)	5
Total revenues	$29	$1,599	$142	$3	$-	$7	$(15)	$1,765

Benefits & expenses:
Losses & policy benefits	$-	$984	$115	$-	$-	$-	$(3)	$1,096
Reinsurance recoveries	-	44	(29)	-	-	-	-	15
Underwriting, acquisition and insurance expenses	-	482	32	-	-	-	-	514
Other operating expenses	12	-	-	2	-	6	(13)	7
Interest expense	26	-	-	1	-	-	-	27
Total expenses	$38	$1,510	$118	$3	$-	$6	$(16)	$1,659

Income (loss) before income taxes	$(9)	$89	$24	$-	$-	$1	$1	$106

Provision (benefit) for income taxes:
Current operating income	$3	$28	$(2)	$1	$-	$-	$-	$30
Capital gains/losses	-	(4)	(1)	-	-	-	-	(5)
Deferred	(9)	(16)	11	-	-	-	-	(14)
Total provision for income taxes	$(6)	$8	$8	$1	$-	$-	$-	$11

Operating income (loss)	$(4)	$90	$17	$-	$-	$1	$1	$105

Net income (loss) - current year	$(3)	$81	$16	$(1)	$-	$1	$1	$95

Net income (loss) - prior year	$40	$(18)	$(4)	$-	$(1)	$-	$-	$17
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2010 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2010

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$771	$-	$-	$-	$-	$-	$771
Life	-	-	52	-	-	-	-	52
Accident health	-	-	2	-	-	-	-	2
Premiums ceded	-	(43)	(14)	-	-	-	-	(57)
Total earned premium	-	728	40	-	-	-	-	768
Investment income	10	87	33	-	-	-	-	130
Realized gain (loss) on investments	(6)	(17)	-	-	-	-	-	(23)
Other income	3	1	1	2	-	4	(8)	3
Total revenues	$7	$799	$74	$2	$-	$4	$(8)	$878

Benefits & expenses:
Losses & policy benefits	$-	$533	$57	$-	$-	$-	$(2)	$588
Reinsurance recoveries	-	21	(14)	-	-	-	-	7
Underwriting, acquisition and insurance expenses	-	229	16	1	-	-	-	246
Other operating expenses	5	-	-	-	-	4	(6)	3
Interest expense	13	-	-	-	-	-	-	13
Total expenses	$18	$783	$59	$1	$-	$4	$(8)	$857

Income before income taxes	$(11)	$17	$14	$1	$-	$-	$-	$21

Provision (benefit) for income taxes:
Current operating income	$5	$11	$1	$1	$-	$-	$-	$18
Capital gains/losses	(2)	(6)	-	-	-	-	-	(8)
Deferred	(8)	(12)	4	-	-	-	-	(16)
Total provision (benefit) for income taxes	$(5)	$(7)	$5	$1	$-	$-	$-	$(6)

Operating income (loss)	$(2)	$35	$9	$-	$-	$-	$-	$42

Net income - current year	$(6)	$24	$9	$-	$-	$-	$-	$27

Net income (loss)- prior year	$(10)	$(14)	$5	$-	$-	$-	$-	$(19)

 *Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2010 Second-Quarter Supplement

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)			$5,804	$5,759	$5,663	$5,521	$5,169	$4,804
Equities (fair value)			1,862	2,013	1,910	2,477	2,247	1,986
Short-term investments (fair value)			-	-	5	10	11	13
Fixed maturities - pretax net unrealized gain (loss)			363	287	242	301	25	(36)
Equities - pretax net unrealized gain			457	635	592	594	487	347
Loss and loss expense reserves - STAT			3,781	3,689	3,639	3,656	3,674	3,555
Equity GAAP			4,429	4,506	4,405	4,283	3,795	3,512
Surplus - STAT			3,537	3,692	3,648	3,472	3,241	3,105

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$2,259	$2,055	$1,927	$1,868	$1,694	$1,534
Equities (fair value)			100	114	108	123	103	89
Short-term investments (fair value)			-	-	-	1	1	-
Fixed maturities - pretax net unrealized gain (loss)			156	110	72	67	(43)	(94)
Equities - pretax net unrealized gain (loss)			(7)	7	1	11	(8)	(27)
Equity - GAAP			729	700	666	653	563	454
Surplus - STAT			307	310	300	283	270	254

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,309	$4,183	$4,304	$4,351	$4,295	$4,366	$4,367	$4,362
Equities (fair value)	2,432	3,210	3,537	4,226	4,595	5,201	5,411	5,472
Short-term investments (fair value)	19	162	-	51	50	19	72	3
Fixed maturities - pretax net unrealized gain (loss)	(108)	(132)	(33)	39	58	23	(30)	44
Equities - pretax net unrealized gain	627	1,012	1,227	1,831	2,077	2,657	2,917	3,017
Loss and loss expense reserves - STAT	3,494	3,507	3,534	3,448	3,398	3,461	3,374	3,373
Equity GAAP	3,667	3,947	4,011	4,498	4,784	5,282	5,404	5,272
Surplus - STAT	3,360	3,687	3,650	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,467	$1,483	$1,551	$1,534	$1,465	$1,475	$1,415	$1,384
Equities (fair value)	122	200	265	307	371	459	478	539
Short-term investments (fair value)	-	-	-	-	51	18	29	16
Fixed maturities - pretax net unrealized gain (loss)	(115)	(79)	(35)	-	6	4	(4)	20
Equities - pretax net unrealized gain	(7)	61	92	127	162	225	254	305
Equity - GAAP	471	530	617	661	685	724	730	739
Surplus - STAT	290	371	420	453	477	485	491	483

2010 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2010	2009	Change	% Change	2010	2009	Change	% Change
Underwriting income
Net premiums written	$750	$723	$27	4	$1,505	$1,501	$4	0
Unearned premiums increase	22	(10)	32	nm	69	36	33	92
Earned premiums	$728	$733	$(5)	(1)	$1,436	$1,465	$(29)	(2)

Losses incurred	$475	$524	$(49)	(9)	$859	$982	$(123)	(13)
Allocated loss expenses incurred	41	49	(8)	(16)	84	85	(1)	(1)
Unallocated loss expenses incurred	38	46	(8)	(17)	85	96	(11)	(11)
Other underwriting expenses incurred	231	226	5	2	485	462	23	5
Workers compensation dividend incurred	3	6	(3)	(50)	7	10	(3)	(30)

Total underwriting deductions	$788	$851	$(63)	nm	$1,520	$1,635	$(115)	(7)
Net underwriting losses	$(60)	$(118)	$58	49	$(84)	$(170)	$86	51

Investment income
Gross investment income earned	$90	$81	$9	11	$180	$167	$13	8
Net investment income earned	88	80	8	10	177	165	12	7
Net realized capital gains (losses)	(8)	(6)	(2)	(33)	(6)	(39)	33	85
Net investment gains (excl. subs)	$80	$74	$6	8	$171	$126	$45	36
Dividend from subsidiary	-	-	-	nm	-	-	-	nm
Net investment gains (net of tax)	$80	$74	$6	8	$171	$126	$45	36

Other income	$1	$1	$-	nm	$2	$2	$-	nm

Net income before federal income taxes	$21	$(43)	$64	nm	$89	$(42)	$131	nm
Federal and foreign income taxes incurred	$9	$(29)	$38	nm	$26	$(30)	$56	nm
Net income (statutory)	$12	$(14)	$26	nm	$63	$(12)	$75	nm

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement

Cincinnati Insurance Companies
Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Detail
New losses greater than $4,000,000			$11	$6	$9	$18	$21	$9	$17	$30		$48		$57
New losses $1,000,000-$4,000,000			30	35	37	43	39	28	64	67		110		147
New losses $250,000-$1,000,000			52	52	48	55	47	62	104	109		164		212
Case reserve development above $250,000			30	37	89	51	70	56	68	125		177		265
Large losses subtotal			$123	$130	$183	$167	$177	$155	$253	$331		$499		$681
IBNR incurred			11	12	19	12	39	18	23	58		69		89
Catastrophe losses incurred			99	15	(12)	7	118	53	114	171		177		165
Remaining incurred			241	228	166	182	191	232	468	422		605		771
Total losses incurred			$474	$385	$356	$368	$525	$458	$858	$982		$1,350		$1,706
Commercial Loss Detail
New losses greater than $4,000,000			$11	$6	$9	$13	$21	$9	$17	$30		$43		$52
New losses $1,000,000-$4,000,000			22	32	34	33	36	26	54	62		96		130
New losses $250,000-$1,000,000			40	40	35	43	39	47	80	86		129		164
Case reserve development above $250,000			29	32	83	49	63	51	61	114		163		245
Large losses subtotal			$102	$110	$161	$138	$159	$133	$212	$292		$431		$591
IBNR incurred			7	9	28	11	37	18	17	56		67		95
Catastrophe losses incurred			57	10	(10)	(7)	57	14	66	71		64		54
Remaining incurred			152	152	88	113	113	156	304	268		382		470
Total losses incurred			$318	$281	$267	$255	$366	$321	$599	$687		$944		$1,210
Personal Loss Detail
New losses greater than $4,000,000			$-	$-	$-	$5	$-	$-	$-	$-		$5		$5
New losses $1,000,000-$4,000,000			7	3	3	10	3	2	10	5		14		17
New losses $250,000-$1,000,000			10	10	13	12	8	15	20	23		35		48
Case reserve development above $250,000			1	3	5	2	7	5	4	11		14		19
Large losses subtotal			$18	$16	$21	$29	$18	$22	$34	$39		$68		$89
IBNR incurred			2	1	(10)	-	-	(1)	2	(1)		(1)		(11)
Catastrophe losses incurred			43	5	(2)	14	61	39	48	100		113		111
Remaining incurred			83	75	76	65	76	75	159	151		216		292
Total losses incurred			$146	$97	$85	$108	$155	$135	$243	$289		$396		$481
Excess & Surplus Loss Detail
New losses greater than $4,000,000			$-	$-	$-	$-	$-	$-	$-	$-		$-		$-
New losses $1,000,000-$4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $250,000-$1,000,000			3	2	-	-	-	-	5	-		-		-
Case reserve development above $250,000			-	2	1	-	-	-	2	-		-		1
Large losses subtotal			$3	$4	$1	$-	$-	$-	$7	$-		$-		$1
IBNR incurred			2	2	1	1	2	1	5	3		3		5
Catastrophe losses incurred			-	-	-	-	-	-	-	-		-		-
Remaining incurred			4	1	2	4	2	1	4	3		7		9
Total losses incurred			$9	$7	$4	$5	$4	$2	$16	$6		$10		$15

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement

Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Ratio
New losses greater than $4,000,000			1.5%	0.8%	1.3%	2.5%	2.8%	1.3%	1.2%	2.0%		2.2%		2.0%
New losses $1,000,000-$4,000,000			4.0	4.9	5.2	5.9	5.3	3.8	4.6	4.5		5.0		5.1
New losses $250,000-$1,000,000			7.2	7.4	6.7	7.5	6.4	8.4	7.2	7.5		7.4		7.3
Case reserve development above $250,000			4.2	5.3	12.4	7.0	9.6	7.6	4.7	8.5		8.0		9.0
Large losses subtotal			16.9%	18.4%	25.6%	22.9%	24.1%	21.1%	17.7%	22.5%		22.6%		23.4%
IBNR incurred			1.6	1.7	2.7	1.7	5.3	2.5	1.6	3.9		3.2		3.0
Total catastrophe losses incurred			13.6	2.1	(1.7)	0.9	16.1	7.2	7.9	11.6		8.1		5.7
Remaining incurred			33.0	32.1	23.3	24.7	26.1	31.7	32.6	29.0		27.5		26.5
Total loss ratio			65.1%	54.3%	49.9%	50.2%	71.6%	62.5%	59.8%	67.0%		61.4%		58.6%
Commercial Loss Ratio
New losses greater than $4,000,000			2.0%	1.1%	1.7%	2.4%	3.7%	1.7%	1.6%	2.7%		2.6%		2.4%
New losses $1,000,000-$4,000,000			4.1	6.1	6.4	6.1	6.5	4.7	5.1	5.6		5.8		5.9
New losses $250,000-$1,000,000			7.4	7.7	6.5	7.8	7.0	8.4	7.5	7.7		7.8		7.5
Case reserve development above $250,000			5.4	6.2	15.5	8.8	11.4	9.1	5.8	10.3		9.8		11.1
Large losses subtotal			18.9%	21.1%	30.1%	25.1%	28.6%	23.9%	20.0%	26.3%		26.0%		26.9%
IBNR incurred			1.3	1.8	5.3	2.0	6.7	3.3	1.6	5.0		4.0		4.3
Total catastrophe losses incurred			10.5	1.8	(1.8)	(1.2)	10.3	2.5	6.2	6.4		3.8		2.5
Remaining incurred			28.3	29.0	16.6	20.3	20.4	27.9	28.6	24.1		22.9		21.4
Total loss ratio			59.0%	53.7%	50.2%	46.2%	66.0%	57.6%	56.4%	61.8%		56.7%		55.1%
Personal Loss Ratio
New losses greater than $4,000,000			0.0%	0.0%	0.0%	2.9%	0.0%	0.0%	0.0%	0.0%		1.0%		0.7%
New losses $1,000,000-$4,000,000			4.4	1.5	1.6	5.7	1.9	0.8	3.0	1.4		2.8		2.5
New losses $250,000-$1,000,000			5.6	5.5	7.5	7.0	4.8	8.6	5.6	6.7		6.7		6.9
Case reserve development above $250,000			0.6	1.9	3.2	1.3	3.7	3.0	1.2	3.3		2.7		2.9
Large losses subtotal			10.6%	8.9%	12.3%	16.9%	10.4%	12.4%	9.8%	11.4%		13.2%		13.0%
IBNR incurred			0.9	0.3	(5.7)	(0.2)	0.1	(0.6)	0.6	(0.3)		(0.3)		(1.6)
Total catastrophe losses incurred			23.8	3.0	(1.4)	7.9	35.4	22.6	13.5	29.0		22.0		16.1
Remaining incurred			47.1	43.1	44.2	38.5	44.2	43.9	45.1	44.1		42.2		42.7
Total loss ratio			82.4%	55.3%	49.4%	63.1%	90.1%	78.3%	69.0%	84.2%		77.1%		70.2%
Excess & Surplus Loss Ratio
New losses greater than $4,000,000			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
New losses $250,000-$1,000,000			22.8	16.9	4.4	0.0	0.0	0.0	19.9	0.0		0.0		1.5
Case reserve development above $250,000			2.7	20.7	5.5	0.0	0.0	0.0	11.6	0.0		0.0		1.9
Large losses subtotal			25.5%	37.6%	9.9%	0.0%	0.0%	0.0%	31.5%	0.0%		0.0%		3.4%
IBNR incurred			23.5	18.4	11.4	5.6	26.7	22.4	23.7	24.9		16.5		14.8
Total catastrophe losses incurred			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Remaining incurred			32.5	9.4	21.1	46.7	32.8	29.1	18.3	31.3		38.0		32.3
Total loss ratio			81.5%	65.4%	42.4%	52.3%	59.5%	51.5%	73.5%	56.2%		54.5%		50.5%

*	Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement

Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Claim Count
New losses greater than $4,000,000			2	1	2	4	4	2	3	6		10		12
New losses $1,000,000-$4,000,000			18	19	19	26	22	16	37	38		64		83
New losses $250,000-$1,000,000			117	123	107	130	114	149	240	263		393		500
Case reserve development above $250,000			73	77	122	81	108	89	150	197		278		400
Large losses total			210	220	250	241	248	256	430	504		745		995
Commercial Loss Claim Count
New losses greater than $4,000,000			2	1	2	3	4	2	3	6		9		11
New losses $1,000,000-$4,000,000			12	17	17	20	19	15	29	34		54		71
New losses $250,000-$1,000,000			88	95	77	101	92	112	183	204		305		382
Case reserve development above $250,000			70	67	108	74	93	77	137	170		244		352
Large losses total			172	180	204	198	208	206	352	414		612		816
Personal Loss Claim Count
New losses greater than $4,000,000			-	-	-	1	-	-	-	-		1		1
New losses $1,000,000-$4,000,000			6	2	2	6	3	1	8	4		10		12
New losses $250,000-$1,000,000			24	24	29	29	22	37	48	59		88		117
Case reserve development above $250,000			2	5	13	7	15	12	7	27		34		47
Large losses total			32	31	44	43	40	50	63	90		133		177
Excess & Surplus Loss Claim Count
New losses greater than $4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $1,000,000-$4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $250,000-$1,000,000			5	4	1	-	-	-	9	-		-		1
Case reserve development above $250,000			1	5	1	-	-	-	6	-		-		1
Large losses total			6	9	2	-	-	-	15	-		-		2

The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2010

(Dollars in millions)	Standard Market										Surplus Lines			Standard Market		*Consolidated
	Commercial Lines							Personal Lines			Commercial	Consolidated		Commercial	Personal	Total
	Comm Casualty	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2010	2009	Change	Change	Change
Risk State		Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%

AL	$8.6	$9.3	$3.7	$0.3	$4.4	$1.0	$0.5	$8.1	$12.3	$2.8	$0.9	$51.7	$51.1	0.7	(0.2)	1.3
AZ	4.9	3.6	4.4	0.8	0.4	0.4	0.4	0.6	0.5	0.2	0.5	16.7	16.5	(3.7)	60.0	1.3
AR	4.1	5.5	3.2	1.8	2.3	0.7	0.3	1.6	1.7	0.6	0.5	22.2	21.9	(2.2)	13.5	1.2
CO	1.5	1.9	0.9	0.2	-	0.2	0.1	-	0.1	-	0.3	5.1	0.7	592.7	10.0	558.4
DE	1.1	0.9	0.9	1.5	0.2	0.1	0.1	-	-	-	-	4.6	3.1	47.1	nm	47.2
FL	11.1	11.4	4.6	0.5	1.0	1.3	0.5	4.9	7.0	1.4	0.9	44.6	48.1	(5.1)	(17.6)	(7.4)
GA	12.7	10.7	9.2	6.6	4.0	3.0	0.6	15.8	14.4	4.3	2.0	83.2	83.3	(4.3)	4.5	(0.1)
ID	3.8	2.4	2.8	-	0.5	0.5	0.1	0.5	0.3	0.1	0.2	11.3	11.0	(5.9)	594.3	2.4
IL	29.6	21.5	14.8	26.2	6.0	3.5	1.5	13.1	10.0	3.5	2.2	132.0	135.4	(5.5)	9.7	(2.4)
IN	20.9	18.3	11.2	12.1	4.0	3.2	1.3	13.7	12.7	3.6	3.0	104.1	108.1	(8.1)	6.2	(3.6)
IA	9.9	6.7	4.9	10.5	2.2	1.5	0.6	1.8	1.8	0.9	0.5	41.4	44.0	(8.5)	8.4	(6.1)
KS	4.1	4.5	2.4	4.5	1.7	0.8	0.3	2.2	2.8	0.6	0.3	24.1	23.2	2.0	8.9	4.0
KY	10.6	10.9	6.8	1.7	2.9	1.5	0.5	11.1	8.3	2.4	1.1	57.9	56.2	(2.2)	10.6	3.0
MD	6.4	3.6	5.0	4.2	0.7	0.9	0.2	0.3	0.9	0.3	0.6	23.2	23.2	(2.7)	23.1	(0.1)
MI	14.5	10.7	6.9	7.5	5.4	3.1	0.9	6.3	6.8	1.6	1.4	65.3	65.6	(3.6)	7.7	(0.5)
MN	10.3	8.4	4.5	3.9	1.8	1.1	0.6	3.6	3.2	1.6	0.8	39.7	39.5	(2.5)	9.8	0.4
MO	10.6	9.9	6.1	6.1	3.0	1.4	0.6	1.9	2.5	0.6	1.2	43.8	44.9	(6.4)	21.4	(2.4)
MT	6.0	3.5	3.4	0.1	0.6	0.3	0.2	0.7	0.6	0.1	0.2	15.7	16.5	(8.3)	47.9	(4.8)
NE	3.4	3.1	2.1	3.4	0.8	0.6	0.2	0.3	0.4	0.2	0.3	14.7	14.5	0.7	(9.7)	1.4
NH	1.7	1.0	0.6	1.3	0.5	0.2	0.1	0.4	0.4	0.2	0.3	6.6	5.8	12.1	11.1	14.2
NM	1.3	0.5	0.8	0.3	0.1	0.3	-	-	-	-	0.2	3.5	3.3	0.7	nm	5.6
NY	16.7	5.3	6.1	1.2	0.8	1.6	0.4	-	-	-	0.4	32.5	32.5	(0.7)	nm	(0.1)
NC	15.2	13.4	9.9	10.3	7.0	3.8	0.9	4.9	3.9	2.0	1.0	72.3	71.0	(6.6)	99.5	2.0
ND	2.8	1.6	1.3	-	0.4	0.4	0.1	0.2	0.2	0.1	0.1	7.2	7.5	(5.2)	7.6	(4.0)
OH	67.3	45.4	30.7	-	10.7	11.9	2.6	59.3	42.6	15.8	3.7	290.0	295.0	(5.4)	2.8	(1.7)
PA	23.7	16.0	15.9	26.3	5.0	3.3	1.0	3.6	2.9	1.7	1.4	100.8	98.7	1.3	3.5	2.2
SC	5.1	4.2	3.2	2.1	1.5	1.1	0.2	0.7	0.5	0.2	0.4	19.2	18.5	(2.7)	336.6	3.9
SD	1.1	1.0	0.9	1.4	0.3	0.2	0.1	-	-	-	0.1	5.0	7.8	(36.5)	nm	(36.3)
TN	12.1	10.3	7.3	5.1	5.1	2.4	0.7	4.8	5.1	1.9	0.8	55.5	52.9	1.9	15.2	4.9
TX	6.1	6.1	3.5	1.0	0.3	0.5	0.5	-	-	-	1.4	19.4	6.3	196.9	nm	214.9
UT	4.8	2.3	2.9	-	0.4	1.3	0.2	1.3	0.5	0.1	0.7	14.6	14.1	(7.8)	214.9	3.0
VT	2.0	1.6	1.5	3.7	0.4	0.5	0.1	0.4	0.4	0.1	0.2	10.8	10.9	(2.9)	10.1	(1.5)
VA	15.7	12.5	9.8	9.0	2.5	3.1	0.6	4.6	3.8	1.4	0.9	64.1	64.0	(1.6)	6.0	0.1
WA	1.0	0.7	0.8	-	-	0.3	0.1	-	-	-	0.1	3.0	1.8	58.5	nm	62.5
WV	3.0	2.3	2.2	1.0	1.1	0.3	0.1	-	0.3	0.1	0.7	11.1	11.0	(1.1)	(12.7)	0.7
WI	12.8	8.5	6.3	15.3	2.0	1.3	0.8	4.4	3.5	1.7	0.9	57.5	59.7	(6.1)	5.5	(3.7)
WY	0.2	0.1	0.1	-	-	-	-	-	-	-	-	0.4	0.5	(1.2)	9.7	1.4
All Other	1.4	1.4	1.1	2.0	0.1	0.6	0.1	-	-	-	-	6.6	7.4	(9.6)	55.1	(9.5)
Total	$368.2	$280.5	$202.9	$171.6	$80.0	$58.2	$17.9	$171.1	$150.6	$50.1	$30.0	$1,581.4	$1,575.5	(2.6)	7.1	0.4
Other Direct	-	0.6	-	1.9	-	-	-	-	0.1	-	-	2.6	4.4	(11.5)	(92.8)	(41.4)
Total Direct	$368.2	$281.1	$202.9	$173.5	$80.0	$58.2	$17.9	$171.1	$150.7	$50.1	$30.0	$1,584.0	$1,579.9	(2.6)	6.7	0.3

Surplus direct premiums written were $30.0 million and $17.9 million for the six months ended June 30, 2010 and 2009, respectively.
*Consolidated change consists of commercial lines, personal lines and E&S.
 Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

2010 Second-Quarter Supplement

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended									Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09		9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09

Commercial casualty:
Written premiums			$168	$191	$156		$168	$171	$209	$359	$379		$548		$704
Earned premiums			172	164	166		180	180	187	336	366		546		712
Loss and loss expenses ratio			48.3%	58.3%	64.7%		45.0%	54.2%	55.2%	53.2%	54.7%		51.5%		54.6%
Less catastrophe loss ratio			-	-	-		-	-	-	-	-		-		-
Loss and loss expenses excluding catastrophe loss ratio			48.3%	58.3%	64.7%		45.0%	54.2%	55.2%	53.2%	54.7%		51.5%		54.6%

Commercial property:
Written premiums			$124	$129	$115		$124	$113	$132	$253	$245		$370		$485
Earned premiums			121	121	122		122	120	121	242	241		362		485
Loss and loss expenses ratio			90.1%	71.0%	34.9%		42.8%	88.3%	69.0%	80.5%	78.6%		66.6%		58.6%
Less catastrophe loss ratio			36.7	8.3	(5.1)		0.6	23.5	7.4	22.5	15.4		10.4		6.6
Loss and loss expenses excluding catastrophe loss ratio			53.4%	62.7%	40.0%		42.2%	64.8%	61.6%	58.0%	63.2%		56.2%		52.1%

Commercial auto:
Written premiums			$99	$103	$93		$92	$94	$110	$202	$204		$296		$388
Earned premiums			96	95	98		99	98	99	191	197		296		394
Loss and loss expenses ratio			72.9%	61.0%	69.3%		67.9%	62.5%	59.7%	67.0%	61.1%		63.4%		64.9%
Less catastrophe loss ratio			4.2	(1.0)	0.4		(0.8)	3.3	(0.1)	1.6	1.6		0.8		0.7
Loss and loss expenses excluding catastrophe loss ratio			68.7%	62.0%	68.9%		68.7%	59.2%	59.8%	65.4%	59.5%		62.6%		64.2%

Workers' compensation:
Written premiums			$72	$95	$71		$69	$79	$104	$167	$183		$252		$323
Earned premiums			79	74	74		82	88	83	153	171		253		326
Loss and loss expenses ratio			89.9%	91.4%	137.1%		110.2%	130.2%	117.5%	90.6%	124.0%		119.5%		123.5%
Less catastrophe loss ratio			-	-	-		-	-	-	-	-		-		-
Loss and loss expenses excluding catastrophe loss ratio			89.9%	91.4%	137.1%		110.2%	130.2%	117.5%	90.6%	124.0%		119.5%		123.5%

Specialty package:
Written premiums			$36	$39	$37		$38	$35	$38	$75	$73		$110		$148
Earned premiums			37	37	37		37	37	35	74	72		110		147
Loss and loss expenses ratio			85.6%	89.0%	40.5%		33.5%	114.3%	96.0%	87.3%	105.4%		81.0%		70.6%
Less catastrophe loss ratio			20.2	1.1	(10.2)		(18.2)	68.8	13.7	10.8	41.9		21.5		13.4
Loss and loss expenses excluding catastrophe loss ratio			65.4%	87.9%	50.7%		51.7%	45.5%	82.3%	76.5%	63.5%		59.5%		57.2%

Surety and executive risk:
Written premiums			$24	$23	$23		$28	$25	$25	$47	$50		$78		$101
Earned premiums			25	24	27		27	25	25	49	50		77		104
Loss and loss expenses ratio			36.2%	51.1%	95.7%		85.6%	67.0%	30.3%	43.6%	48.8%		61.7%		70.5%
Less catastrophe loss ratio			-	-	-		-	-	-	-	-		-		-
Loss and loss expenses excluding catastrophe loss ratio			36.2%	51.1%	95.7%		85.6%	67.0%	30.3%	43.6%	48.8%		61.7%		70.5%

Machinery and equipment:
Written premiums			$9	$8	$8		$9	$7	$8	$17	$15		$24		$32
Earned premiums			8	8	8		8	8	7	16	15		23		31
Loss and loss expense ratio			51.9%	6.1%	(47.6	) %	38.4%	39.7%	59.3%	29.3%	49.3%		45.6%		21.6%
Less catastrophe loss ratio			1.8	(1.0)	(3.5)		(0.1)	1.2	4.5	0.4	2.8		1.8		0.5
Loss and loss expense excluding catastrophe loss ratio			50.1%	7.1%	(44.1	) %	38.5%	38.5%	54.8%	28.9%	46.5%		43.8%		21.1%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed

2010 Second-Quarter Supplement

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Personal auto:
Written premiums			$97	$73	$77	$90	$89	$68	$170	$157		$246		$324
Earned premiums			83	81	80	80	80	79	164	159		239		319
Loss and loss expenses ratio			73.6%	58.2%	71.8%	64.9%	75.7%	63.6%	66.0%	69.7%		68.1%		69.0%
Less catastrophe loss ratio			4.0	(0.1)	(0.8)	0.6	3.1	0.3	2.0	1.7		1.4		0.8
Loss and loss expenses excluding catastrophe loss ratio			69.6%	58.3%	72.6%	64.3%	72.6%	63.3%	64.0%	68.0%		66.7%		68.2%

Homeowner:
Written premiums			$81	$60	$68	$75	$76	$56	$141	$132		$208		$275
Earned premiums			72	70	69	68	70	70	142	140		207		276
Loss and loss expenses ratio			123.8%	76.0%	53.0%	96.4%	147.8%	132.9%	100.2%	140.3%		126.0%		107.8%
Less catastrophe loss ratio			52.8	6.9	(2.6)	18.0	77.6	51.5	30.1	64.5		49.4		36.4
Loss and loss expenses excluding catastrophe loss ratio			71.0%	69.1%	55.6%	78.4%	70.2%	81.4%	70.1%	75.8%		76.6%		71.4%

Other personal:
Written premiums			$26	$22	$22	$25	$25	$21	$48	$45		$70		$92
Earned premiums			24	23	23	22	22	22	47	44		67		90
Loss and loss expenses ratio			53.0%	51.5%	33.8%	33.8%	42.6%	37.8%	52.3%	40.2%		38.0%		36.9%
Less catastrophe loss ratio			5.3	2.8	0.5	3.4	18.7	11.0	4.1	14.8		11.0		8.3
Loss and loss expenses excluding catastrophe loss ratio			47.7%	48.7%	33.3%	30.4%	23.9%	26.8%	48.2%	25.4%		27.0%		28.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2010 Second-Quarter Supplement

Cincinnati Insurance Group (Excludes CSU)
Loss and Loss Expense Analysis

(In millions)		Paid				Loss				Loss
	Paid	loss	Total	Case	IBNR	expense	Total	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at June 30, 2010
Commercial casualty	$152	$51	$203	$(26)	$(19)	$(19)	$(64)	$126	$(19)	$32	$139
Commercial property	125	22	147	38	6	3	47	163	6	25	194
Commercial auto	102	17	119	6	3	-	9	108	3	17	128
Workers' compensation	115	20	135	3	4	1	8	118	4	21	143
Specialty packages	41	9	50	15	(1)	1	15	56	(1)	10	65
Surety and executive risk	31	6	37	(20)	2	(1)	(19)	11	2	5	18
Machinery and equipment	3	1	4	1	-	-	1	4	-	1	5
Total commercial lines	569	126	695	17	(5)	(15)	(3)	586	(5)	111	692

Personal auto	97	14	111	(5)	2	-	(3)	92	2	14	108
Homeowners	99	16	115	17	6	2	25	116	6	18	140
Other personal	22	3	25	(3)	1	-	(2)	19	1	3	23
Total personal lines	218	33	252	9	9	2	20	227	9	35	271
Total property casualty group	$787	$159	$947	$26	$4	$(13)	$17	$813	$4	$146	$963

Ceded loss and loss expense incurred at June 30, 2010
Commercial casualty	$61	$1	$62	$(40)	$(34)	$(27)	$(101)	$21	$(34)	$(26)	$(39)
Commercial property	4	3	7	(5)	(3)	-	(8)	(1)	(3)	3	(1)
Commercial auto	-	-	-	-	-	-	-	-	-	-	-
Workers' compensation	5	-	5	(1)	-	-	(1)	4	-	-	4
Specialty packages	-	1	1	-	(1)	-	(1)	-	(1)	1	-
Surety and executive risk	2	1	3	(6)	-	-	(6)	(4)	-	1	(3)
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	72	6	78	(52)	(38)	(27)	(117)	20	(38)	(21)	(39)

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	1	3	4	(1)	(5)	-	(6)	-	(5)	3	(2)
Other personal	-	-	-	-	(2)	-	(2)	-	(2)	-	(2)
Total personal lines	1	3	4	(1)	(7)	-	(8)	-	(7)	3	(4)
Total property casualty group	$73	$9	$82	$(53)	$(45)	$(27)	$(125)	$20	$(45)	$(18)	$(43)

Net loss and loss expense incurred at June 30, 2010
Commercial casualty	$91	$50	$141	$14	$15	$8	$37	$105	$15	$58	$178
Commercial property	121	19	140	43	9	3	55	164	9	22	195
Commercial auto	102	17	119	6	3	-	9	108	3	17	128
Workers' compensation	110	20	130	4	4	1	9	114	4	21	139
Specialty packages	41	8	49	15	-	1	16	56	-	9	65
Surety and executive risk	29	5	34	(14)	2	(1)	(13)	15	2	4	21
Machinery and equipment	3	1	4	1	-	-	1	4	-	1	5
Total commercial lines	497	120	617	69	33	12	114	566	33	132	731

Personal auto	97	14	111	(5)	2	-	(3)	92	2	14	108
Homeowners	98	13	111	18	11	2	31	116	11	15	142
Other personal	22	3	25	(3)	3	-	-	19	3	3	25
Total personal lines	217	30	247	10	16	2	28	227	16	32	275
Total property casualty group	$714	$150	$864	$79	$49	$14	$142	$793	$49	$164	$1,006

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

2010 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended													Six months ended			Nine months ended			Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10		12/31/09		9/30/09		6/30/09		3/31/09		6/30/10	6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums			$685	$682		$635		$669		$666		$695		$1,367	$1,361			$2,030			$2,665
Agency new business written premiums			106	92		94		107		107		97		198	204			311			405
Other written premiums			(42)	(18)		(49)		(46)		(50)		(14)		(60)	(64)			(110)			(159)
Reported written premiums – statutory*			$749	$756		$680		$730		$723		$778		$1,505	$1,501			$2,231			$2,911
Unearned premium change			(21)	(48)		33		3		10		(46)		(69)	(36)			(33)			-
Earned premiums			$728	$708		$713		$733		$733		$732		$1,436	$1,465			$2,198			$2,911
Year over year change %
Agency renewal written premiums			3%	(2	) %	(5	) %	(3	) %	(10	) %	(5	) %	0%	(8	) %		(6	) %		(6	) %
Agency new business written premiums			(1)	(5)		(6)		15		7		28		(3)	17			16			10
Other written premiums			16	(29)		4		13		(4)		58		6	21			19			15
Reported written premiums – statutory*			4	(3)		(5)		0		(8)		0		0	(4)			(3)			(3)
Paid losses and loss expenses
Losses paid			$382	$334		$381		$390		$412		$401		$716	$813			$1,203			$1,584
Loss expenses paid			72	80		96		83		84		78		151	162			245			340
Loss and loss expenses paid			$454	$414		$477		$473		$496		$479		$867	$975			$1,448			$1,924
Statutory combined ratio
Loss ratio			65.1%	54.3%		49.9%		50.2%		71.6%		62.5%		59.8%	67.0%			61.4%			58.6%
Allocated loss expense ratio			5.7	6.0		7.4		6.1		6.7		4.9		5.8	5.8			5.9			6.3
Unallocated loss expense ratio			5.2	6.7		7.7		6.4		6.3		6.8		6.0	6.6			6.5			6.8
Net underwriting expense ratio			31.3	34.1		34.1		34.2		32.0		30.9		32.7	31.4			32.4			32.7
Statutory combined ratio			107.3%	101.1%		99.1%		96.9%		116.6%		105.1%		104.3%	110.8%			106.2%			104.4%
Contribution from catastrophe losses			13.6	2.1		(1.7)		0.9		16.1		7.2		8.0	11.6			8.1			5.7
Statutory combined ratio excluding catastrophe losses			93.7%	99.0%		100.8%		96.0%		100.5%		97.9%		96.3%	99.2%			98.1%			98.7%
Commission expense ratio			17.9%	18.4%		20.4%		20.1%		18.2%		17.7%		18.1%	17.9%			18.7%			19.0%
Other expense ratio			13.4	15.7		13.7		14.1		13.8		13.2		14.6	13.5			13.7			13.7
Statutory expense ratio			31.3%	34.1%		34.1%		34.2%		32.0%		30.9%		32.7%	31.4%			32.4%			32.7%
GAAP combined ratio
GAAP combined ratio			107.6%	102.6%		98.6%		95.1%		116.6%		107.5%		105.2%	112.1%			106.4%			104.5%
Contribution from catastrophe losses			13.6	2.1		(1.7)		0.9		16.1		7.2		8.0	11.6			8.1			5.7
GAAP combined ratio excluding catastrophe losses			94.0%	100.5%		100.3%		94.2%		100.5%		100.3%		97.2%	100.5%			98.3%			98.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended													Six months ended				Nine months ended			Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10		12/31/09		9/30/09		6/30/09		3/31/09		6/30/10		6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums			$492	$533		$478		$489		$488		$557		$1,025		$1,045			$1,535			$2,013
Agency new business written premiums			73	66		67		76		79		76		139		155			231			298
Other written premiums			(33)	(11)		(42)		(37)		(43)		(7)		(44)		(51)			(88)			(130)
Reported written premiums – statutory*			$532	$588		$503		$528		$524		$626		$1,120		$1,149			$1,678			$2,181
Unearned premium change			6	(65)		29		27		32		(69)		(59)		(37)			(11)			18
Earned premiums			$538	$523		$532		$555		$556		$557		$1,061		$1,112			$1,667			$2,199
Year over year change %
Agency renewal written premiums			1%	(4	) %	(7	) %	(3	) %	(12	) %	(5	) %	(2	) %	(8	) %		(7	) %		(7	) %
Agency new business written premiums			(8)	(13)		(19)		0		(9)		15		(10)		1			1			(4)
Other written premiums			23	(57)		7		10		(5)		76		14		28			21			17
Reported written premiums – statutory*			2	(6)		(9)		(2)		(12)		0		(3)		(6)			(5)			(6)
Paid losses and loss expenses
Losses paid			$266	$230		$267		$267		$275		$271		$497		$546			$813			$1,080
Loss expenses paid			58	63		76		66		67		60		120		126			192			268
Loss and loss expenses paid			$324	$293		$343		$333		$342		$331		$617		$672			$1,005			$1,348
Statutory combined ratio
Loss ratio			59.0%	53.8%		50.2%		46.2%		66.0%		57.6%		56.4%		61.8%			56.7%			55.1%
Allocated loss expense ratio			6.5	7.1		8.7		7.1		7.8		5.8		6.8		6.8			6.9			7.3
Unallocated loss expense ratio			4.8	6.6		7.9		6.0		5.7		6.4		5.7		6.0			6.0			6.5
Net underwriting expense ratio			31.7	31.9		35.1		35.6		32.5		29.2		31.8		30.8			32.2			32.9
Statutory combined ratio			102.0%	99.3%		102.0%		94.9%		112.0%		99.0%		100.7%		105.4%			101.8%			101.8%
Contribution from catastrophe losses			10.4	1.8		(1.8)		(1.2)		10.2		2.5		6.2		6.4			3.8			2.5
Statutory combined ratio excluding catastrophe losses			91.6%	97.5%		103.8%		96.1%		101.8%		96.5%		94.5%		99.0%			98.0%			99.3%
Commission expense ratio			17.6%	17.2%		20.0%		20.3%		18.1%		16.4%		17.4%		17.2%			18.2%			18.6%
Other expense ratio			14.1	14.7		15.1		15.3		14.4		12.8		14.4		13.5			14.0			14.3
Statutory expense ratio			31.7%	31.9%		35.1%		35.6%		32.5%		29.2%		31.8%		30.7%			32.2%			32.9%
GAAP combined ratio
GAAP combined ratio			101.7%	102.1%		100.8%		92.4%		110.9%		102.2%		101.9%		106.6%			101.9%			101.6%
Contribution from catastrophe losses			10.4	1.8		(1.8)		(1.2)		10.2		2.5		6.2		6.4			3.8			2.5
GAAP combined ratio excluding catastrophe losses			91.3%	100.3%		102.6%		93.6%		100.7%		99.7%		95.7%		100.2%			98.1%			99.1%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended												Six months ended			Nine months ended			Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09		9/30/09		6/30/09		3/31/09		6/30/10	6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums			$187	$143	$153		$177		$176		$137		$330	$313			$490			$642
Agency new business written premiums			24	18	20		21		19		14		42	34			55			75
Other written premiums			(7)	(6)	(6)		(8)		(5)		(6)		(13)	(13)			(21)			(26)
Reported written premiums – statutory*			$204	$155	$167		$190		$190		$145		$359	$334			$524			$691
Unearned premium change			(25)	19	5		(20)		(18)		26		(6)	9			(11)			(6)
Earned premiums			$179	$174	$172		$170		$172		$171		$353	$343			$513			$685
Year over year change %
Agency renewal written premiums			6%	4%	(2	) %	(4	) %	(5	) %	(6	) %	5%	(6	) %		(5	) %		(4	) %
Agency new business written premiums			26	29	82		91		90		75		24	79			83			79
Other written premiums			(40)	0	25		33		0		(50)		0	(30)			5			10
Reported written premiums – statutory*			7	7	5		3		(1)		(3)		7	(2)			0			1
Paid losses and loss expenses
Losses paid			$114	$103	$112		$121		$137		$130		$217	$267			$389			$501
Loss expenses paid			14	17	19		18		18		18		30	35			52			71
Loss and loss expenses paid			$128	$120	$131		$139		$155		$148		$247	$302			$441			$572
Statutory combined ratio
Loss ratio			82.4%	55.3%	49.4%		63.1%		90.1%		78.3%		69.0%	84.2%			77.1%			70.2%
Allocated loss expense ratio			2.0	1.9	2.7		2.4		2.4		1.9		2.0	2.2			2.2			2.4
Unallocated loss expense ratio			6.7	7.2	7.1		7.8		8.2		8.3		6.9	8.3			8.1			7.8
Net underwriting expense ratio			30.1	42.1	30.2		29.5		29.8		35.4		35.3	32.1			31.2			31.0
Statutory combined ratio			121.2%	106.5%	89.4%		102.8%		130.5%		123.9%		113.2%	126.8%			118.7%			111.4%
Contribution from catastrophe losses			23.8	3.0	(1.4)		7.9		35.4		22.6		13.6	29.0			22.0			16.1
Statutory combined ratio excluding catastrophe losses			97.4%	103.5%	90.8%		94.9%		95.1%		101.3%		99.6%	97.8%			96.7%			95.3%
Commission expense ratio			18.1%	22.4%	20.9%		19.1%		18.0%		22.5%		20.0%	20.0%			19.6%			20.0%
Other expense ratio			12.0	19.7	9.3		10.4		11.7		12.9		15.3	12.2			11.6			11.0
Statutory expense ratio			30.1%	42.1%	30.2%		29.5%		29.7%		35.4%		35.3%	32.2%			31.2%			31.0%
GAAP combined ratio
GAAP combined ratio			123.4%	102.5%	90.9%		102.3%		133.2%		120.7%		113.1%	126.9%			118.7%			111.8%
Contribution from catastrophe losses			23.8	3.0	(1.4)		7.9		35.4		22.6		13.6	29.0			22.0			16.1
GAAP combined ratio excluding catastrophe losses			99.6%	99.5%	92.3%		94.4%		97.8%		98.1%		99.5%	97.9%			96.7%			95.7%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2010	2009	Change	% Change	2010	2009	Change	% Change

Net premiums written	$93	$71	$22	31	$198	$119	$79	66
Net investment income	34	31	3	10	67	61	6	10
Amortization of interest maintenance reserve	(1)	(2)	1	50	(1)	(3)	2	67
Commissions and expense allowances on reinsurance ceded	2	2	-	nm	3	3	-	nm
Income from fees associated with Separate Accounts	1	-	1	nm	1	-	1	nm
Total revenues	$129	$102	$27	26	$268	$180	$88	49

Death benefits and matured endowments	$13	$12	$1	8	$26	$29	$(3)	(10)
Annuity benefits	8	7	1	14	18	17	1	6
Disability benefits and benefits under accident and health contracts	1	-	1	nm	1	1	-	nm
Surrender benefits and group conversions	5	6	(1)	(17)	11	11	-	nm
Interest and adjustments on deposit-type contract funds	3	3	-	nm	5	5	-	nm
Increase in aggregate reserves for life and accident and health contracts	78	58	20	34	162	85	77	91
Payments on supplementary contracts with life contingencies	-	-	-	nm	-	-	-	nm
Total benefit expenses	$108	$86	$22	26	$223	$148	$75	51

Commissions	$12	$10	$2	20	$23	$18	$5	28
General insurance expenses and taxes	9	9	-	nm	19	18	1	6
Increase in loading on deferred and uncollected premiums	(3)	(3)	-	nm	(4)	(3)	(1)	(33)
Net transfers from Separate Accounts	-	-	-	nm	-	(2)	2	nm
Other deductions	-	-	-	nm	-	-	-	nm
Total operating expenses	$18	$16	$2	13	$38	$31	$7	23

Federal and foreign income tax benefit	1	(1)	2	200	(3)	(4)	1	25

Net gain from operations before realized capital gains or (losses)	$2	$1	$1	100	$10	$5	$5	100

Net realized gains or (losses) net of capital gains tax	-	-	-	nm	1	(6)	7	nm

Net income (loss) (statutory)	$2	$1	$1	100	$11	$(1)	$12	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 Second-Quarter Supplement